Exhibit 99.2

March 2021

HOLLEY 1 Disclaimer This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Empower, Ltd. (the “Company”) and Holley Intermediate Holdings (“Holley”), a wholly owned subsidiary of Holley Parent Holdings, LLC (“Holley Parent”). The information contained herein does not purport to be all - inclusive and none of the Company, Holley or any of their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of the Company, Holley, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of the Company and Holley and is intended for the recipient hereof only. Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements. Forward - looking statements generally relate to future events or the Company’s or Holley’s future financial or operating performance. For example, projections of future revenue, Pro Forma Adjusted EBITDA and other metrics are forward - looking statements. In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and Holley and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of the Company, to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Holley as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Holley or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Holley’s estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the Company’s final prospectus relating to its initial public offering. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. Neither the Company nor Holley undertakes any duty to update these forward - looking statements. Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA, and certain ratios and other metrics derived therefrom. These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Holley’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Holley’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. Holley believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Holley’s financial condition and results of operations. Holley believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing Holley’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. These non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. This Presentation also includes certain projections of non - GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, Holley is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward - looking non - GAAP financial measures is included.

HOLLEY 2 Disclaimer (cont’d) Use of Projections This Presentation contains financial forecasts with respect to Holley’s projected financial results, including Revenue and Pro Forma Adjusted EBITDA for fiscal years 2021 through 2022. Holley’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Holley or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This Presentation also includes preliminary financial information (or “flash” information), which is subject to completion of Holley’s quarter - end close procedures and further financial review. Actual results may differ as a result of the completion of Holley’s quarter - end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward - looking information and, as a result, are subject to risks and uncertainties. Neither Holley’s nor the Company’s independent registered accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Industry and Market Data In this Presentation, the Company and Holley rely on and refer to certain information and statistics obtained from third - party sources which they believe to be reliable. Neither the Company nor Holley has independently verified the accuracy or completeness of any such third - party information. Additional Information In connection with the proposed Business Combination, the Company intends to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement and a preliminary prospectus of the Company, and after the registration statement is declared effective, the Company will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Holley and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Empower, Ltd., 245 Park Avenue, 38th Floor, New York, NY 10167. Participants in the Solicitation The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s final prospectus related to its initial public offering dated October 7, 2020, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Empower, Ltd., 245 Park Avenue, 38th Floor, New York, NY 10167. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. Holley and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement for the proposed Business Combination when available.

H O LL EY The Enthusiast Platform Built by Enthusiasts for Enthusiasts Today’s Presenters 3 Tom Tomlinson President and Chief Executive Officer Matt Rubel Executive Chairman and Chief Executive Officer Graham Clempson President Sean Crawford Chief Marketing Officer

HOLLEY 4

Transaction Overview

Holley Is the Ultimate Enthusiast Platform

#1 Market Leader[1]	*in the large and attractive performance aftermarket category*
Strong Growth	*driven by iconic brands, continuous innovation and unmatched go-to-market capabilities*
Attractive Financial Profile	*with best-in-class margins and exceptional free cash flow generation*

Pro Forma Valuation ($M)

Share price	**$10.00**
Pro forma shares outstanding (M)	115.8
Equity value	**$1,158.1**
Less: Cash	70.0
Plus: Debt	555.0
Enterprise value	**$1,643.1**

Sources & Uses

Sources ($M)		Uses ($M)	
SPAC Cash Held in Trust	$250.0	Cash Paid to Existing Investors	$387.5
PIPE Proceeds	240.0	Rollover Equity	577.5
EMPW FPA Proceeds	50.0	Debt Repayment	100.0
Equity Issuance to Existing Investors	577.5	Total Fees	52.5
Cash from Balance Sheet	70.0	Cash to Balance Sheet	70.0
Total sources	**$1,187.5**	**Total uses**	**$1,187.5**

Pro Forma Ownership[2]



4%
4%
22%
50%
21%
Existing Investors
PIPE Investors
Public Shareholders
EMPW Sponsor Shares
EMPW FPA Shares

Source: Third-party report created by market leading consulting firm; 2020.
Note: Excludes warrants (4,666,667 warrants exercisable at $11.50 per share) and assumes no redemption by public shareholders in connection with the transaction; Does not include employee incentive equity plan providing for an incentive pool of approximately 7.5% of the fully diluted share capital of the Company, with 50% of any grants vesting based on share performance, and 50% of any grants subject to time-based vesting over 4 years; Includes only 65% of sponsor promote, with remaining 35% subject to earnout and vesting (50% of earnout vesting if the share price is $13.00 per share for 20 days out of 30 consecutive trading days and the remaining 50% of the earnout vesting if the share price is $15.00 per share for 20 days out of 30 consecutive trading days).
(1) Management estimate. (2) Pro forma ownership percentages do not add to 100% due to rounding.

HOLLEY 5

Empower Ltd. Overview

Led By Operators With Deep Domain Expertise



Matthew Rubel
Executive Chairman and Chief Executive Officer

Experienced CEO with over 35 years of operational, strategic and investment experience

MidOcean Partners, Varsity Brands, Cole Haan, Revlon, elf, Collective Brands Inc., HBC, Payless, Stride Rite



Graham Clempson
President

35+ years of banking, private equity, and business development experience

MidOcean Partners, Deutsche Bank, Morgan Grenfell, Thorough Events, Displaydata, Bandier



Andrew Spring
Chief Financial Officer

Extensive domain expertise with significant financial experience

MidOcean Partners, Deloitte., citi, Deutsche Bank

Independent Directors

Kandy Anand
Molson Coors, Folium Biosciences, Unilever, Popeyes, Wingstop, Coca-Cola

Gina Bianchini
mighty networks, NING, TEGNA, scrippsnetworks interactive

Jeffrey Jones
Vail Resorts, Hershey, ClubCorp, noodles & company, Summit, Diamond Resorts

Beth Kaplan
GNC Live Well, Rite Aid, crocs, Bath & Body Works, P&G, meredith, Howard Hughes, care/of, leesa

MidOcean's Track Record of Performance

freshpet, Bushnell, Jostens, waterpik, jenny craig, FullSpeed Automotive, nutrabolt, Image Skincare, FFP Florida Food Products – Because Real Works

The Empower Difference

- Robust sector knowledge and capabilities
- Extensive investment experience
- Deep network of industry relationships
- Significant brand building expertise
- Public market leadership
- Backed by leading ~$4B sponsor(1)
- $250M held in trust
- $50M forward purchase agreement

(1) As of June 30, 2020.

HOLLEY 6

Holley the Ultimate Enthusiast Platform

The **largest and fastest growing platform** in the performance enthusiast automotive space reaching consumers with the most iconic brands, continuous product innovation and a powerful distribution network

Unmatched Scale

>$580M
of PF net sales in 2020E

3x
the size of the nearest competitors(1)

Market Leading Brands

#1 or #2
market position in all major categories with a large, loyal and growing consumer base(1)

New Product Development Engine

~40%
of 2020E PF gross sales from products introduced within the last 5 years

DTC Powerhouse

~40%
organic CAGR in DTC 2014A – PF 2020E

$84M
PF 2020E DTC sales(2)

Proven M&A Platform

8
acquisitions completed since 2014

$35M
in growth and cost synergies since 2014

Exceptional Financial Profile

~25%
2020E PF EBITDA margin

92%
2020E PF free cash flow conversion(3)

Source: Third-party report created by market leading consulting firm; 2020.
Note: Historical financials are pro forma for acquisitions.
(1) Management estimate.
(2) Represents ~14% of 2020E PF gross sales.
(3) (PF Adjusted EBITDA less PF Capex) / PF Adjusted EBITDA.

HOLLEY 7 The Enthusiast Platform Built by Enthusiasts for Enthusiasts Large base of passionate and highly engaged enthusiast consumers with attractive demographics 1 Massive $34B U.S. market with decades of uninterrupted growth (1) 2 Powerhouse of product innovation with iconic brands 3 Proven acquisition platform with a robust M&A pipeline 4 Transformational digital and DTC opportunity with omni - channel distribution 5 Flexible operating model with attractive growth, margins and free cash flow 6 Experienced team with a track record of execution 7 (1) Based on SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories.

The Enthusiast Platform Built by Enthusiasts for Enthusiasts HOLLEY 8 Mission Bring innovation and provide inspiration to automotive enthusiasts Vision Be the most compelling platform for automotive enthusiasts To inspire and support enthusiasts’ transition to cleaner, more sustainable technologies To further accelerate the automotive lifestyle

HOLLEY 9

We Are Disrupting the Performance Aftermarket

	Holley	Other Industry Players[1]
Core Focus	We focus on our ***consumers***	Primarily focused on ***B2B***
Consumer Engagement	Direct digital and experiential engagement with enthusiasts	Transactional, with limited consumer interaction
Channel Strategy	DTC strategy is core to what we do	Limited DTC capability
New Product Innovation	Inspired by consumer wants and desires	Less informed by consumer insights
Scale	~$600M of PF net sales	<$150M of sales

Transforming the sector with a consumer-first approach driven by innovation

Note: Historical financials are pro forma for acquisitions.
(1) Represents management's perspectives on the typical competitor across a highly fragmented industry competitor set.

H O LLEY We Are Committed to Growth New Product Development is The Primary Driver of Our Organic Growth We Are Engaging Our Consumers and Growing Our DTC Sales We Will Accelerate Growth by Capitalizing on Our Massive M&A Opportunity We Have Created a Virtuous Cycle of Engagement, Innovation, and Opportunity HOLLEY 10

DRAFT

HOLLEY 12 Our Consumers Love Their Cars and Trucks 92% of enthusiast consumers feel their car or truck is an extension of their personality 69% of enthusiasts own more than one car; perpetuating their exceptionally strong engagement 50M (1) consumers in the U.S. who see their cars and trucks as more than a means of transportation; 15M of these are frequent purchasers (2) We Reach a Huge Base of Consumers Our Consumers Are Passionate About Their Cars and Trucks Our Consumers Are Obsessive About Their Lifestyle Source: Third - party report created by market leading consulting firm; 2020. (1) Based on management estimate. (2) Consumer enthusiast defined in third party report as individuals who have recently purchased. 1

H O LL EY Our Enthusiasts Love to Modify Their Cars Predictable, Consistent Spend Source: Third - party report created by market leading consulting firm; 2020. Enthusiasts will replace ordinary working parts with extraordinary ones Enthusiasts feel a need for personalization and performance 10+ hours spent weekly on car enhancements Desire for self - expression Desire for expe r i ences 1 HOLLEY 13 82% of all enthusiasts consider budget on parts a recurring expense 64% of our consumers frequently trade - in their cars and trucks and begin new personalized vehicle builds

H O LL EY Our Enthusiast Consumers Are Engaged and Active Going Fast B u il d i n g Community Standing Out Racing Off - Roading H O LL EY 14 1

H O LL EY Our Consumers Have Highly Compelling Attributes Source: Third - party report created by market leading consulting firm; 2020. Diverse 30% of our consumers are female Repeat Purchasers 87% of our consumers view their spend as recurring Young and Active 76% aged 45 or younger vs. 46% of the general population Spend More 25% higher average spend by Holley consumers relative to broader enthusiast market Affluent 54% earn >$75k annual income vs. 43% in general population H O LL EY 15 1

HOLLEY 17 Source: SEMA data; Performance aftermarket based on performance engines, wheels, tires, brakes, and suspension categories. Industry Revenue in Billions Performance Automotive Aftermarket is Massive and Consistently Growing $11 $11 $15 $13 $12 $16 $16 $17 $17 $18 $18 $19 $23 $20 $26 $34 $32 $30 $28 2 0 01 2 0 02 2 0 03 2 0 04 2 0 05 2 0 06 2 0 07 2 0 08 2 0 09 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 Stability During the Great Recession 6.5% 18 y ear CAGR ~$1.5B expansion during G reat Re c e ss ion 2 20+ Years of Consistent, Predictable Demand

HOLLEY 18

❷ We Have Tremendous Room to Grow in Our Market

U.S. Addressable Performance Aftermarket by Product Group

(2019 Revenue in Billions)

As a leader in its current categories, Holley is well positioned to expand into the broader performance automotive aftermarket


Holley
Ample Runway for Continued Growth
$25B
$34B
Holley
Growing Presence
$5B
Holley
#1 Share
$4B
Core engine and safety products
Other engine products
Other aftermarket parts
Total aftermarket

Product Categories			
	- Electronic Fuel Injection (#1) - Electronic Tuning (#1) - Electronic Ignition (#1) - Carburetors (#1) - Safety Solutions (#1) - Exhaust (#2)	- Electronic Fuel Pumps - Electronic Control Units - Forced Induction - Cooling Systems - Data Acquisition Systems - Other Engine Parts	- Wheels and Tires - Suspension, Steering and Chassis - Drivetrain Parts - Other Aftermarket Parts

Source: Third-party report created by market leading consulting firm; 2020; management estimates.
Note: Category leadership based on sales.

HOLLEY 19 Our Iconic Brands Resonate with Our Consumers Core Category Our Brands Our Market Position Representative Products Electronic Fuel Injection #1 Electr on ic Tuning #1 Electr on ic Ignition #1 Carburetor #1 Exhaust #2 Safety #1 Source: Management estimates. Third - party report created by market leading consulting firm; 2020. 2

W E AR E A NE W PRODUCT DEVELOPMEN T POWERHOUSE

HOLLEY 21

3 Our Innovative Products Drive Sales Growth

Holley New Products are our Lifeblood

#1 purchase driver is new products

135 dedicated engineers

~$17M average annual spend on R&D over the last 5 years

~1,850 new products introduced in 2020

$340M+ of potential sales in pipeline

Product Innovation Powerhouse

~40% of 2020E PF sales from products introduced in the last 5 years

We Know the Innovation Playbook

- ✓ Fill an unmet or poorly met need
- ✓ Lower, disruptive price point
- ✓ Significantly easier installation
- ✓ Part of an integrated solution

Source: Holley management.
Note: Historical financials are pro forma for acquisitions.

HOLLEY 22 Categories for Expansion Category Size (1) Electronic Fuel Injection $1.7B Powertrain C o n v ersi o n Systems $0.7B P er f or m a n ce a n d Appearance Packages $2.7B Wheels and Tires $4.0B P er f or m a n ce Suspension $2.4B 2010A PF 2020E We Have Meaningful Runway Across All Product Categories Source: Third - party report created by market leading consulting firm; 2020. Note: Historical financials are pro forma for acquisitions. (1) Management estimates based on 2020 SEMA Report. Well - positioned for significant growth by capitalizing on newly - entered categories Winning categories with large opportunity for further growth $3 $17 $42 $7 $18 PF Gross Sales by Product Category $606M $87M 3 We Have Thoughtfully Expanded Our Product Portfolio $91 $82 $82 $75 $59 $46 $33 $24 $17 $97 Oth e r Wheels & C h as s i s / S usp e ns i o n Electronic Fuel Pumps Drivetrain S af e t y Carburetors E x h a u s t Electronic Ignition Electronic Tuning & Software Electronic Fuel Injection New category

HOLLEY 23 $318 $288 PF 2020E $71 $15 2 0 1 0 A PF Gross Sales by Vintage $606M $87M 3 Growing Across All Vehicle Vintages We Serve the Many Different Types of Automotive Enthusiasts Source: Third - party report created by market leading consulting firm; 2020. Note: Historical financials are pro forma for acquisitions. (1) Consumer enthusiast defined in third party report as individuals who have recently purchased. (2) Avid golfers in the U.S. per Golfweek (2020). 34% 2010 - 2020 Growth CAGR 16% 2010 - 2020 Growth CAGR Classic (1989 or Older) Modern and Late Model (‘90 – Present) Holley is the leading provider of performance products for Classic Cars Substantial growth in Late Model and Modern with meaningful untapped whitespace Benchmarking the U.S. Car Enthusiast Market: ~15M avid car enthusiasts (1) Compared to ~9M avid golf enthusiasts (2)

HOLLEY 24 Modification of Electric Vehicles Electric Powertrain Conversions We are one of the only performance aftermarket companies with the scale and expertise to meaningfully attack the performance EV opportunity Positioned for Growth in the Emerging Performance EV Segment 3 x Subs t antial e x pertise in electronic controls x U n pa ra ll e l e d under s tanding of performance enthusiast consumers x Demons trate d s uc ce s s in modern powertrain conversions

HOLLEY 26

4 We Have Proven Capabilities and a Focused Strategy

Powerful Acquisition Platform		Proven Integration Expertise		Robust Pipeline of Targets	
8 acquisitions executed since 2014	**Focused on Highly Synergistic** platform acquisitions	**$35M** cost saving synergies realized since 2014	**Highly Accretive Acquisitions** driven by exceptional cost discipline and ability to integrate new systems	**15** near-term high priority acquisitions identified	**Hundreds** of targets identified; ~80 of which are priority and actionable

Focused Strategy

- Enter New Product Categories and Consumer Segments
- Increase Direct-to-Consumer Scale and Connection
- Expand Share in Current Categories
- Consolidate the Consolidators

Source: Holley management.

HOLLEY 27 We Have Unlocked Incredible Value Creating Highly Synergistic Outcomes $ in Millions $20 $68 $35 $22 $146 Synergies from Acquisitions O r g a ni c G ro w th 2020E PF EBITDA 4 (2 0 1 9 ) (2 0 2 0 ) (2 0 2 0 ) (2 0 1 5 ) (2 0 1 8 ) (2 0 2 0 ) Proven Ability to Execute and Integrate Accretive M&A 2014 – 2020E Total CAGR: ~39% 2014A EBITDA Acquired EBITDA Source: Holley management. Note: Historical financials are pro forma for acquisitions.

HOLLEY 28

4 Opportunity to Accelerate Growth Through M&A

Highly Active M&A Pipeline

271 M&A targets reviewed

166 Active targets in the pipeline

15 Near-term high priority acquisitions identified

Highly Attractive Acquisition Opportunities

$310M+ combined EBITDA of high priority targets

~$18B+ potential addressable market unlocked through M&A

Clear Pathway to Attack a Large Universe of Future Acquisition Targets

Source: Holley management.

DRAFT

HOLLEY 30

5 We Focus on Digital and Experiential Engagement

Powerful marketing strategy with multiple consumer touch points	As business has scaled the brand the story has simplified	Continued digital evolution, combined with effective data capture, drives significant growth

Digital

Website

17.6M
sessions on Holley.com

333%
user generated content growth on My Garage


Holley
HOLLEY SNIPER EFI SELF-TUNING KIT - BLACK CERAMIC FINISH
ADD TO CART

Social

200M
impressions

4.4M
followers



Content

20M+
views per year

+33%
global site ranking improvement since MotorLife launch


Holley
FEATURES ARTICLES

Experiential

Authentic Events

~45%
attendance CAGR at Holley events (2015 – 2019)



Note: Metrics as of December 2020, unless otherwise noted.

Building the “Holley Tribe” Celebrating Car Culture and Building Community 202 0 (1) 14 17 24 23 32 29 7 12 17 24 14 16 9 14 17 32 34 62 77 2015 2016 2017 2018 2019 LS Fest East LS Fest West Ford Fest Moparty Events are rooted in popular engine and car platforms and drive extensive media coverage Recently launched highly successful MoParty event in September to cater to the Mopar (Dodge, Jeep, Chrysler) platform Directly Engaging Enthusiasts (Attendees in thousands) (1) 2020 LS Fest West was shut down due to COVID but projected based on PY growth rate. All other events in 2020 were capped based on local government restrictions. Experiential Marketing Builds Emotional Connections and Drives Lifetime Value HOLLEY 31 5

HOLLEY 32

5 Omni-Channel Presence with Rapidly Growing DTC

We reach our consumers where they choose to shop	Consumer demand pulls our product through each channel	Strong pull through affords our brands must-carry status	Power position in all channels, including higher margin DTC channel



Low Growth, Further From Consumers, Narrower Product Breadth
Higher Growth, Closer To Consumers, Greater Product Breadth
Holley
31%
11%
11%
33%
13%
Performance Warehouse Distributors
meyer
Motor State
PREMIER
Traditional Retailers
O'Reilly
Advance Auto Parts
Auto Zone
Performance E-tailers
JEGS
SPEEDWAY
SUMMIT
Holley DTC
Holley
Performance Jobbers / Installers and Other
Enthusiast Consumers

Source: Holley management.

$10 M $84M 2 0 14 A PF 2020E We Are the Online Leader in the Performance Aftermarket Th e Perf o rma n ce A ftermarket is Moving Online Transformational D igi t al Op p ortu n ity Our E - commerce Business is Growing 2.5x Faster than the Market ~$84M $286 PF DTC sales 2020E average order value $7B (32% of mkt.) 2 0 14 A 2 0 20 E Online Penetration in Performance Aftermarket Direct Channel Share of Performance Aftermarket We are Well - Positioned to Continue Driving the Shift Online 15% Online CAGR 43% CAGR $17B ~40% performance aftermarket online sales (1) consumers expect to increase DTC spend Source: Third - party report created by market leading consulting firm; 2020. Note: Historical financials are pro forma for acquisitions (1) 2020 SEMA report. 2020E online sales were projected by holding 15% online sales CAGR from 2014 – 2020 constant. (1) $17B (46% of mkt.) $19B $16B 5 33 $16M From 2020 Ac qu i s itio n s DTC is our Highest Margin Channel H O LL EY

A P P E N D IX D R A FT FLEXIBLE OPERATING MODEL WITH ATTRACTIVE ECONOMICS

HOLLEY 35

6 We Have a Proven, Efficient and Flexible Operating Model

Best-Value Sourcing Model	Distribution Expertise	In-House Manufacturing	Tightly Integrated Business

Best-Value Sourcing Model

We leverage a "**best value sourcing**" model to create operational flexibility and optimal responsiveness


Light Manufacturing & Assembly Costs
31%
Finished Goods Sourced Complete
38%
Sourced Semi-Finished Goods
31%

Represents latest management estimate as of Nov. 2020

Distribution Expertise

Automated Order Processing

Exceptional DTC Fulfillment

In-House Manufacturing

10

Facilities across the U.S. and Canada[1]

Engineering | Manufacturing | Distribution

(1) Excludes Q4 2020 acquisitions

Tightly Integrated Business

One

Enterprise Resource Planning System[1]

9

Facilities Consolidated Since 2017

(1) Excludes Q4 2020 acquisitions






Holley

~25% 2020E PF EBITDA margin ~12.8% ’19A – ’22E PF Net Sales CAGR $11.1M 2020E PF CapEx; <2% of sales $135M 2020E PF free cash flow (1) HOLLEY 36 Attractive Margin Profile and Robust Cash Flow Generation 6 2018A 2019A 2020E 2021E 2022E PF Gross Margin 45.2% 45.1% 43.0% 44.1% 44.8% $210 $209 $251 $275 $298 PF Gross Profit (1) $ in Millions PF Adjusted EBITDA (1) $ in Millions PF Free Cash Flow (1) $ in Millions Note: Historical financials are pro forma for acquisitions, including Range Technologies (acquired October 2019), Drake (acquired November 2020), Simpson (acquired November 2020) and Detroit Speed (acquired 2020). See Appendix for further detail. (1) 2021E and 2022E estimates are not pro forma for acquisitions; (2) Defined as (PF Adjusted EBITDA less PF Capex) / PF Adjusted EBITDA; (3) Defined as PF Net Debt / 2020E PF Adjusted EBITDA. 2018A 2019A 2020E 2021E 2022E PF Adjusted EBITDA Margin 22.5% 23.7% 25.0% 25.5% 26.5% $105 $110 $146 $159 $176 $97 2018A 2019A 2020E 2021E 2022E PF Free Cash Flow Conversion (2) 92% 93% 92% 93% 93% $102 $135 $147 $164 3.3x Pro Forma Net Leverage at Close (3) < 3.0x 2021E Target Net Leverage 2018A 2019A 2020E 2021E 2022E Percent Growth YoY – (0.5%) 25.8% 7.1% 6.4% $466 $463 $583 $624 $665 PF Net Sales (1) $ in Millions

HOLLEY 37

6 2019 Was a Transformative Year for Our Business

Industry Participants Often Prioritize Short-Term Success

Competitors in the performance aftermarket often rely on negotiated discounts for individual orders to push products into distribution

This practice has several effects that we view as harmful, including:

- Motivates resellers to carry excess inventory
- Creates noise in the numbers, masking true consumer demand
- Drives inefficiency into the business as operations fulfill lumpy reseller demand
- Dilutive to margins
- Distracts sales team from value-added selling activities

We Implemented Changes To Support the Long-Term Health of Our Business

Prior to its integration into Holley in 2019, Driven utilized negotiated discounts which were eliminated post-acquisition

With discounting eliminated, resellers sold through their existing inventory, resulting in a temporary trough to our reported 2019 sales

We Continued to See Strong Enthusiast Demand in 2019

Consumer purchases grew ~7% YoY[(1)]


2018
2019

(1) Represents the combination of DTC sales and sell-through sales reported by a representative sample of our reseller partners. This dataset represents over half of the business.

,

HOLLEY 39 Team of Passionate Enthusiasts, Serving our Enthusiasts Tom Tomlinson Chief Executive Officer Sean Cra w f o rd Chief Marketing Officer Brian Appelgate Head of M&A Steve Trussell VP of Finance Jason Bruce VP of Business Development (Reseller Sales) Industry Experience 34 Years 17 Years 44 Years 31 Years 24 Years H o lley Experi e nce 18 Years 1 Year 2 Years 17 Years 17 Years 7

DRAFT

HOLLEY 41 Peer Valuation and Operating Metrics Equity value ($M) $1,158 $5,852 $4,296 $2,385 $23,365 $6,918 $5,905 $3,860 $3,586 Firm value ($M) $1,643 $5,963 $4,349 $2,353 $20,450 $6,949 $6,669 $4,020 $3,881 FV / 2021E EBITDA 10.3 X 27.8 X 20.0 X 22.5 X 18.3 X 24.9 X 26.5 X 13.1 X 15.4 X FV / 2022E EBITDA 9.3 X 25.0 X 18.9 X 24.0 X 17.6 X 21.9 X 17.7 X 12.0 X 14.9 X 2020 – 2022E S al e s C A GR 6.8% 12.9% 6.9% 1.3% 5.5% 14.1% 14.1% 8.5% 7.6% 2020 – 2022E E BI T DA C A GR 10.1% 16.9% 14.4% 2.1% 9.8% 13.9% 51.6% 6.7% 9.7% 2021E Gross margin 44.1% 33.3% 41.7% 58.6% 43.4% 57.7% 64.8% 22.5% 51.6% 2021E EBITDA margin 25.5% 21.1% 22.5% 25.0% 28.5% 22.9% 9.0% 11.2% 14.5% Net debt / 2020E EBITDA 3.3 X (2) 0.6 X (3) 0.3 X N/A N/A 0.1 X (3) 4.7 X (3) 0.3 X 1.2 X (3) 21.3x 18.3x 8.1% 11.9% 47.5% 21.8% 0.5x Pee r m edian Specialized enthusiast brands Branded products and accessories Trading metrics Operating metrics Source: FactSet as of 2/10/2021 (calendarized to 12/31). Note: (1) Holley historical financials are pro forma for acquisitions; (2) Holley leverage based on pro forma figure at close; (3) 2020A financials not released; based on 2020E EBITDA. (1)

HOLLEY 42 Valuation Relative to Peers 10.3x 27.8x 20.0x 22.5x 18.3x 24.9x 26.5x 13.1x 15.4x Branded products and accessories FV / 2021E EBITDA Specialized enthusiast brands 9 .3 x 25.0x 18.9x 24.0x 17.6x 21.9x 17.7x 14.9x 12.0x FV / 2022E EBITDA (1) (1) Source: Management estimates, FactSet as of 2/10/2021 (calendarized to 12/31). Note: (1) Based on implied pro forma enterprise value at closing.

Why We Love This Investment Opportunity Massive and Attractive Market Large underpenetrated market with exceptional attributes; leading player of scale Acquisition Platform The industry consolidator with proven success and a robust pipeline Channel Strength and Diversity Robust distribution in all major reseller channels with a powerful DTC model driving consumer engagement Engaged Enthusiasts Large, vibrant, growing and loyal consumer base New Product Development Product development is driven by insights, innovation and superior engineering capabilities Powerful and Trusted Brands Brands that consumers love and trust HOLLEY 43

DRAFT Q&A A P P E N D IX

HOLLEY 45 Transaction and Offering Summary Offering Summary Issuer: ▪ Empower Ltd. Exchange/Ticker: ▪ NYSE: EMPW Offering Type: ▪ Private placement Shares Offered: ▪ 24,000,000 Offering Price: ▪ $10.00 per share Offering Size: ▪ $240M Use of Proceeds: ▪ Growth capital, debt paydown and cash consideration to existing shareholders Placement Agents: ▪ J.P. Morgan and Jefferies LLC Expected Closing Date: ▪ Q2 2021 Transaction Details Overview ▪ Empower Ltd. (NYSE: EMPW), a publicly - listed special purpose acquisition company, proposes to enter into a business combination with Holley Intermediate Holdings Inc. Capital Structure ▪ $250M cash held in trust assuming no redemptions ▪ $240M PIPE is being raised in connection with the proposed transaction ▪ Existing forward purchase agreement (“FPA”) of $50M ▪ Pro forma net debt of $485M ▪ Minimum cash condition of $350M in closing terms Lock - up A greements ▪ Sponsor, Executive Officers, Directors and >1% Empower holders subject to a 1 year lock - up ▪ 7M shares owned by existing shareholders will be subject to a 6 month lock - up with the balance of their equity subject to a 1 year lockup Valuation ▪ Pre - money enterprise value of $1,550M and pro forma enterprise value of $1,643M O w nership and Governance ▪ Pro forma ownership: ~50% of existing Target shareholders; ~22% Empower public shareholders; ~21% PIPE investors; ~8% Empower Sponsor (1) ▪ Initial board of directors will have seven directors, comprised of Tom Tomlinson as CEO, three directors designated by Sentinel, two directors designated by Empower, one of which will be Matt Rubel, as Chairman, and one director to be mutually agreed upon by Empower and Sentinel A nticipated Timing ▪ Targeting transaction announcement in March 2021 and closing after SEC review process and receipt of approval by stockholders of Empower and Holley Note: Excludes warrants (4,666,667 warrants exercisable at $11.50 per share) and assumes no redemption by public shareholders in connection with the transaction; Does not include employee incentive equity plan providing for an incentive pool of approximately 7.5% of the fully diluted share capital of the Company, with 50% of any grants vesting based on share performance, and 50% of any grants subject to time - based vesting over 4 years; Includes only 65% of sponsor promote, with remaining 35% subject to earnout and vesting (50% of earnout vesting if the share price is $13.00 per share for 20 days out of 30 consecutive trading days and the remaining 50% of the earnout vesting if the share price is $15.00 per share for 20 days out of 30 consecutive trading days). (1) Pro forma ownership percentages do not add to 100% due to rounding.

HOLLEY 46

Summary and Projected Financials

2021E and 2022E Do Not Include Potential Acquisitions

Net Leverage

3.3x	< 3.0x
Pro Forma at Close	2021E Target Leverage

Summary P&L

(Figures in millions)

	Historical			Expected		CAGR
	PF 2018A(1)	PF 2019A(2)	PF 2020E(3)	2021E	2022E	'18-'22
Net Sales	**$466**	**$463**	**$583**	**$624**	**$665**	**9.3%**
% growth		*(0.5%)*	*25.8%*	*7.1%*	*6.4%*	
Less: Cost of Goods Sold	255	254	332	349	367	
Gross Profit	**210**	**209**	**251**	**275**	**298**	**9.1%**
% of Net Sales	*45.2%*	*45.1%*	*43.0%*	*44.1%*	*44.8%*	
Less: Operating Expenses	107	100	106	117	123	
Operating Profit	**103**	**109**	**145**	**158**	**175**	**14.1%**
Adjusted EBITDA	**$105**	**$110**	**$146**	**$159**	**$176**	**13.9%**
% of Net Sales	***22.5%***	***23.7%***	***25.0%***	***25.5%***	***26.5%***	

Source: Management estimates.
(1) 2018 reflects AICPA standard audit; 2018 audit included only the full year period for Driven and the post close stub period after the Driven and Holley Merger, which occurred on October 26, 2018. 2018 audit to PCAOB standards is in process; The numbers are subject to change based on the updated audit.
(2) 2019 reflects AICPA standard audit. 2019 audit to PCAOB standards is in process; The numbers are subject to change based on the updated audit.
(3) 2020 reconciliation is based on company internal pre-audit financials; These financials were prepared consistent with the company's historical practices and will change based on the conversion to PCAOB standards; 2020 results include full month results for acquisitions, beginning in the month they were completed; Final results will only include acquisitions for the days they were owned by Holley. Drake acquisition was completed on November 12, 2020. Simpson acquisition was completed on November 16, 2020. Detroit Speed Acquisition was completed on December 18, 2020; Holley management reversed 2020 goodwill amortization and recognized amortization on the customer relationship intangible in anticipation of the PCAOB audit. 2020 audit will be to PCAOB standards. The numbers are subject to change based on the final audit.

HOLLEY 47

Reconciliation of Historical PF Non-GAAP EBITDA

Amounts in $M	2018A[(1)]	2019A[(2)]	2020E[(3)]
Net Income	**($43)**	**($36)**	**$46**
Interest Expense	19	50	42
Income Taxes	(4)	(4)	1
Depreciation	4	9	8
Amortization	17	47	11
EBITDA	**($8)**	**$66**	**$108**
Acquisition Integration & Restructuring	4	3	4
One-Time Exit Costs of Driven California Facilities	0	1	4
Implemented Driven Consolidation Savings	0	6	2
Non-Recurring Cash Addbacks	0	0	0
Management Fees & Expenses	3	4	4
Normalization Adjustments	1	(1)	(1)
Transaction Related Professional Fees	21	2	6
Purchase Accounting Adjustments and Non-cash (Gains)/Losses	12	7	1
Adjusted EBITDA	**$33**	**$88**	**$128**
2018 Pre-Stub Period (Driven and Holley)	51	0	0
Pre-Acquisition EBITDA (Range Technology)	1	3	0
Pre-Acquisition EBITDA (Simpson)	12	13	9
Pre-Acquisition EBITDA (Drake)	6	6	6
Pre-Acquisition EBITDA (Detroit Speed)	1	1	1
Pro Forma Adjusted EBITDA	**$105**	**$110**	**$146**

(1) 2018 reconciliation is to the AICPA standard audit; 2018 audit included only the full year period for Driven and post close stub period after the Driven and Holley Merger, which occurred on October 26, 2018. 2018 audit to PCAOB standards is in process; The numbers are subject to change based on the updated audit.
(2) 2019 reconciliation is to the AICPA standard audit. 2019 audit to PCAOB standards is in process; The numbers are subject to change based on the updated audit.
(3) 2020 reconciliation is based on company internal pre-audit financials; These financials were prepared consistent with the company's historical practices and will change based on the conversion to PCAOB standards; 2020 results include full month results for acquisitions, beginning in the month they were completed; Final results will only include acquisitions for the days they were owned by Holley. Drake acquisition was completed on November 12, 2020. Simpson acquisition was completed on November 16, 2020. Detroit Speed Acquisition was completed on December 18, 2020; Holley management reversed 2020 goodwill amortization and recognized amortization on the customer relationship intangible in anticipation of the PCAOB audit. 2020 audit will be to PCAOB standards. The numbers are subject to change based on the final audit.

HOLLEY 48

Financial Impact of Acquisitions

Amounts in $M	2018A[(1)]	2019A[(2)]	2020E[(3)]
Net Sales			
Holley	$378	$373	$491
Drake	29	29	34
Simpson	47	50	46
Detroit Speed	11	12	13
Total	**$466**	**$463**	**$583**
% growth		***(0.5%)***	***25.8%***
Gross Profit			
Holley	$169	$167	$209
Drake	12	11	13
Simpson	24	26	23
Detroit Speed	5	5	5
Total	**$210**	**$209**	**$251**
% margin	***45.2%***	***45.1%***	***43.0%***
Adjusted EBITDA			
Holley	$86	$90	$125
Drake	6	6	8
Simpson	12	13	12
Detroit Speed	1	1	1
Total	**$105**	**$110**	**$146**
% margin	***22.5%***	***23.7%***	***25.0%***

(1) 2018 reflects AICPA standard audit; 2018 audit included only the full year period for Driven and the post close stub period after the Driven and Holley Merger, which occurred on October 26, 2018. 2018 audit to PCAOB standards is in process; The numbers are subject to change based on the updated audit.
(2) 2019 reflects AICPA standard audit. 2019 audit to PCAOB standards is in process; The numbers are subject to change based on the updated audit.
(3) 2020 reconciliation is based on company internal pre-audit financials; These financials were prepared consistent with the company's historical practices and will change based on the conversion to PCAOB standards; 2020 results include full month results for acquisitions, beginning in the month they were completed; Final results will only include acquisitions for the days they were owned by Holley. Drake acquisition was completed on November 12, 2020. Simpson acquisition was completed on November 16, 2020. Detroit Speed Acquisition was completed on December 18, 2020; Holley management reversed 2020 goodwill amortization and recognized amortization on the customer relationship intangible in anticipation of the PCAOB audit. 2020 audit will be to PCAOB standards. The numbers are subject to change based on the final audit.

HOLLEY 49 Summary Key Risks Investing in the Offering involves a high degree of risk. Certain of the following key risks apply to the business and operations of Holley and will also apply to the business and operations of the Company following the completion of the Business Combination. If any of the following risks actually occurs, it may have a material adverse effect on the business, financial condition and results of operations of Holley or the Company and could adversely affect the trading price of the Company’s common stock following the Business Combination. The list below is not exhaustive and is subject to change. If the risks and uncertainties that Holley or the Company plan for are incorrect or incomplete, or if Holley or the Company fails to fully understand and manage these risks successfully, this failure may have a material adverse effect on the business, financial condition and results of operation of the Company following the Business Combination. You should carefully consider these risks and uncertainties and you should carry out your own due diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in the Offering before making an investment decision. Unless the context requires otherwise, references to “Holley” in the below are to the business and operations of Holley prior to the Business Combination and the business and operations of the Company as directly or indirectly affected by Holley by virtue of the Company’s ownership of the business of Holley following the Business Combination. The COVID - 19 pandemic could adversely affect Holley’s business, sales, financial condition, results of operations and cash flows and Holley’s ability to access current or obtain new lending facilities. Unfavorable economic conditions could have a negative impact on consumer discretionary spending and therefore negatively impact Holley’s business, financial condition and results of operations. A severe or prolonged economic downturn could adversely affect Holley’s customers’ financial condition, their levels of business activity and their ability to pay trade obligations. Failure to compete effectively could reduce Holley’s market share and significantly harm its business, financial condition and results of operations. If Holley is unable to successfully design, develop and market new products, Holley’s business may be harmed. Environmental regulation, changing fuel - economy standards and/or a drive toward electric vehicles could impact Holley’s revenue. Holley’s business depends on maintaining and strengthening its brands to generate and maintain ongoing demand for its products, and a significant reduction in such demand could harm Holley’s business, financial condition and results of operations. If Holley inaccurately forecasts demand for its products, it may manufacture either insufficient or excess quantities, which, in either case, could adversely affect its financial performance. Holley may not be able to effectively manage its growth. If Holley fails to attract new customers, or fails to do so in a cost - effective manner, Holley may not be able to increase sales. Holley’s growth depends, in part, on expanding into additional consumer markets, and Holley may not be successful in doing so. Competitors have attempted, and will likely continue to attempt to, imitate Holley’s products and technology. If Holley is unable to protect or preserve the image of its brands and proprietary rights, Holley’s business, financial condition and results of operations may be harmed. Holley’s profitability may decline as a result of increasing pressure on pricing. A significant disruption in the operations of Holley’s manufacturing facilities or distribution centers could have a material adverse effect on its sales, profitability and results of operations. A disruption in the service or a significant increase in the cost of Holley’s primary delivery and shipping services for its products and component parts or a significant disruption at shipping ports could have a material adverse effect on Holley’s business. Increases in cost, disruption of supply or shortage of raw materials or components used in Holley’s products could harm its business and profitability.

HOLLEY 50 Summary Key Risks (cont’d) Holley’s current and future products may experience quality problems from time to time that can result in negative publicity, litigation, product recalls, and warranty claims, which could result in decreased sales and operating margin, and harm to Holley’s brands. Holley’s reliance on foreign suppliers for some of the automotive parts it sells to its customers or included in its products presents risks to its business. Holley depends on retail partners to display and present its products to customers, and Holley’s failure to maintain and further develop its relationships with retail partners could harm its business. If Holley’s plans to increase sales through its direct - to - consumer channel are not successful, Holley’s business and results of operations could be harmed. Holley’s future success depends on the continuing efforts of its management and key employees, and on its ability to attract and retain highly skilled personnel and senior management. Holley relies on complex information systems for management of its manufacturing, distribution, sales and other functions. If Holley’s information systems fail to perform these functions adequately or if Holley experiences an interruption in its operation, including a breach in cyber security, its business and results of operations could suffer. Cyber - attacks, unauthorized access to, or accidental disclosure of, consumer personally - identifiable information including credit card information, that Holley collects through its websites may result in significant expense and negatively impact its reputation and business. Holley depends on cash generated from its operations to support its growth, and Holley may need to raise additional capital, which may not be available on terms acceptable to Holley or at all. Indebtedness of Holley and its subsidiaries may limit its and its subsidiaries’ ability to invest in the ongoing needs of its business and if Holley and its subsidiaries are unable to comply with the covenants in its current credit agreements, Holley’s and its subsidiaries’ liquidity and results of operations could be harmed. Holley’s failure to maintain effective internal controls over financial reporting could have an adverse effect on its business, financial condition and results of operations. Holley’s results of operations are subject to seasonal and quarterly variations, which could cause the price of its common stock to decline. If Holley’s goodwill, other intangible assets, or fixed assets become impaired, it may be required to record a charge to its earnings. If Holley’s estimates or judgments relating to its critical accounting policies prove to be incorrect or change significantly, its results of operations could be harmed. Holley may become subject to intellectual property claims or lawsuits that could cause it to incur significant costs or pay significant damages or that could prohibit it from selling its products. Sales of Holley’s products by unauthorized retailers or distributors could adversely affect its authorized distribution channels and harm its reputation. Holley may acquire or invest in other companies, which could divert management’s attention, result in dilution to stockholders, and otherwise disrupt its operations and harm its results of operations. Changes in tax laws or unanticipated tax liabilities could adversely affect Holley’s effective income tax rate and profitability. Holley is subject to environmental, health and safety laws and regulations, which could subject it to liabilities, increase its costs or restrict its operations in the future. Changes in, or any failure to comply with, privacy laws, regulations, and standards may adversely affect Holley’s business. Holley’s ability to utilize all or a portion of its U.S. deferred tax assets may be limited significantly if it experiences an “ownership change.” Holley’s insurance policies may not provide adequate levels of coverage against all claims and Holley may incur losses that are not covered by its insurance.